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                                                                   EXHIBIT 10(a)


                      Sutherland, Asbill & Brennan, L.L.P.
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2404

     STEPHEN E. ROTH
DIRECT LINE: (202) 333-0158
Internet: sroth@sablaw.com


                                 April 28, 1996


Board of Directors
IL Annuity and Insurance Company
2960 North Meridian Street
Indianapolis, Indiana 46208

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 4 to the registration statement on Form N-4 for IL Annuity and Insurance Co. Separate Account 1. In giving this consent, we do not admit that we are in the category of the persons whose consent is required under Section 7 of the Securities Act of 1933.

                                           Very truly yours,

                                           SUTHERLAND, ASBILL & BRENNAN, L.L.P.

                                           By:     /s/ Stephen E. Roth
                                                   -------------------
                                                   Stephen E. Roth